UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2025

HEARTSCIENCES INC.

(Exact name of Registrant as Specified in Its Charter)

Texas	001-41422	26-1344466
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 Reserve Street, Suite 360
Southlake, Texas		76092
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 682 237-7781

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HSCS	The Nasdaq Stock Market LLC
Warrants	HSCSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Regulation A Offering

As previously disclosed, on February 12, 2025, HeartSciences, Inc. (the “Company”) filed an Offering Statement on Form 1-A (File No. 024-12572) (as amended and supplemented from time to time, the “Form 1-A”), with the U.S. Securities and Exchange Commission (the “SEC”) and which was qualified by the SEC on March 10, 2025, to register the offering of up to 4,285,714 units of the Company (the “Units”) at an offering price of $3.50 per Unit, for a maximum offering amount of $15,000,000 worth of Units (collectively, the “Offering”). Each Unit consists of one share of the Company’s Series D Preferred Stock, par value $0.001 per share (the “Series D Preferred Stock”) and one warrant (each a “Warrant” and collectively the “Warrants”) to purchase one share of the Company’s common stock, $0.001 par value per share (the “common stock”), at an exercise price of $5.00 per share.

As of August 22, 2025, the Company has received a total of $5.2 million of gross proceeds, resulting in the issuance of 1,484,440 Units, as a result of several closings of the Offering. As of August 22, 2025, holders of 979,851 shares of Series D Preferred Stock, received as part of the issued Units, have elected to convert such shares of Series D Preferred Stock into 979,851 shares of common stock (the “Reg A Issuance”).

Debt Exchange

As of August 22, 2025, the Company has exchanged $1,655,000 of an unsecured promissory note issued to a certain third party in September 2024 for 461,572 shares of the Company’s common stock, reducing the principal amount of such note by such amount (the “Debt Exchange”).

As a result of the Reg A Issuance and the Debt Exchange, there are 2,535,066 shares of common stock issued and outstanding as of August 22, 2025.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
Exhibit 104*	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARTSCIENCES INC.

Date:	August 22, 2025	By:	/s/ Andrew Simpson
Andrew Simpson President, Chief Executive Officer and Chairman of the Board of Directors